Exhibit 99.1

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 PAGE 1 OF 2 SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000622778_1 R1.0.0.6 STANDARD BIOTOOLS INC. ATTN: GENERAL COUNSEL 2 TOWER PLACE, SUITE 2000 SOUTH SAN FRANCISCO, CA 94080 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 P.M. Pacific Time on January 3, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the meeting - Go to www.virtualshareholdermeeting.com/LAB2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 P.M. Pacific Time on January 3, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1 through 5. For Against Abstain 1. To approve the issuance of shares of common stock, par value $0.001 per share, of Standard BioTools Inc. in connection with the merger and in accordance with Nasdaq Listing Rule 5635(a) (the "Standard BioTools Share Issuance Proposal"). 2. To approve an amendment to the Standard BioTools Eighth Amended and Restated Certificate of Incorporation, as amended, to increase the total number of shares of Standard BioTools Inc. common stock, par value $0.001 per share, authorized for issuance thereunder from 400,000,000 shares to 600,000,000 shares (the "Standard BioTools Charter Amendment Proposal"). 3. To approve, on a non-binding, advisory basis, the compensation that may become payable to Standard BioTools Inc. named executive officers and to SomaLogic, Inc.'s Chief Executive Officer that is based on or otherwise relates to the merger. For Against Abstain 4. To approve an amendment to the Standard BioTools Inc. Amended and Restated 2011 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Standard BioTools Inc. common stock, par value $0.001 per share, that are available for issuance thereunder by 15,000,000 shares. 5. To approve adjournments of the Standard BioTools Inc. Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies in favor of the Standard BioTools Share Issuance Proposal and the Standard BioTools Charter Amendment Proposal if there are insufficient votes at the time of such adjournment to approve such proposals. NOTE: Such other business as may properly come before the meeting or any adjournment thereof Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000622778_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com STANDARD BIOTOOLS INC. Special Meeting of Stockholders January 4, 2024 9:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Michael Egholm, Ph.D. and Jeffrey G. Black, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common and preferred stock of STANDARD BIOTOOLS INC. that the stockholder(s) is/are entitled to vote if personally present at the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/LAB2024SM at 9:00 a.m. Pacific Time on January 4, 2024, or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5. THE PROXY HOLDERS MAY VOTE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side